EXHIBIT 24.1


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 18, 1998      By:  /s/ Thomas J. Barrack, Jr.
                              Print Name:  Thomas J. Barrack, Jr.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ L. M. Bentsen
                              Print Name:  L. M. Bentsen

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Gordon Bethune
                              Print Name:  Gordon Bethune

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ David Bonderman
                              Print Name:  David Bonderman

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 20, 1998      By:  /s/ Michael P. Bonds
                              Print Name:  Michael P. Bonds

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Greg Brenneman
                              Print Name:  Gregory D. Brenneman

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Pat Foley
                              Print Name:  Pat Foley

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 24, 1998      By:  /s/ Lawrence W. Kellner
                              Print Name:  Lawrence W. Kellner

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Douglas McCorkindale
                              Print Name:  Douglas McCorkindale

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ George Parker
                              Print Name:  George Parker

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Richard W. Pogue
                              Print Name:  Richard W. Pogue

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 13, 1998      By:  /s/ William S. Price
                              Print Name:  William S. Price

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Donald L. Sturm
                              Print Name:  Donald L. Sturm

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Karen Hastie Williams
                              Print Name:  Karen Hastie Williams

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner and Jeffery A. Smisek, or either of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date:  February 11, 1998      By:  /s/ Charles A. Yamarone
                              Print Name:  Charles A. Yamarone